EXHIBIT 99.34              OFFICERS & DIRECTORS QUESTIONNAIRES (GLEASON)

TO:      Mr.  Bruce Gleason
         American Internet Technical Center, Inc.
         440 E. Sample Road
         Pompano Beach, Florida 33064

From     G. Richard Chamberlin, Esq

Re:      Due Diligence Disclosures for
             Equity Growth Systems, inc.


                                     DIRECTOR/OFFICER/PRINCIPAL QUESTIONNAIRE
                                         (Please Print or Type Responses)


         Please provide us with the following information, as soon as possible.

1.       Name:                              J. Bruce Gleason

2.       (a)      Home Address:             44 Havenwood Drive

                                            Pompano Beach, Florida 33064



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         (b)   Business Address:            440 E. Sample Road #204

                                             Pompano Beach, Florida 33064

 .        (a)      Home Phone:               954-946-6236


         (b)      Business Phone:           954-943-4748

3..      Age:                       56


4.. State positions and offices held or to be held with the juridical entity or entities disclosed above (each being hereinafter generically referred to as the "Juridical Entity"), and your term of office for each:

                                              President/Treasurer/CEO

         State periods during which you have served in such position(s) and office(s):

                                                 1 year & 3 months

5. Is there any arrangement or understanding between you and any other person pursuant to which you were or will be selected as an officer, director or nominee or principal? yes ____ no X (If "yes," briefly describe such arrangement or understanding, and name such person. Do not include arrangements with directors and officers acting solely in their capacities as such.)


6. State the nature of any family relationship (by blood, marriage, or adoption, not more remote than first cousin) between yourself and any director, executive officer, or person nominated or chosen by the Juridical Entity to become a director or executive officer.

                                                   Not Applicable

7. List all places of employment, their principal business, and your principal occupation(s) during the last five years, staring with your current positions and working back in time. Include all positions as an officer, director, partner, consultant or sole proprietor:

                                                                       Principal
Dates    Location          Name of Business      Principal Purpose    Occupation

3/98 to Present   American Internet Technical Center                   President
2/96 to 2/98      Prepaid Legal Services, Inc.                 Owner/ Ind. Agent
                  Lighthouse Point, FL
6/93 to 6/95      Showcase Group            Real Estate Development   President
                  Deerfield Beach, FL



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8.. State whether any of the  businesses  listed are parents,  subsidiaries,  or affiliates of the Juridical Entity.

                                 Not Applicable

9. State, in detail, the nature of responsibility undertaken by you in the prior positions listed above. (Answer should include specific principal duties which relate to the level of your professional competence.)

                        Owner/operator, Management duties


10.. Have you ever held a directorship in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the reporting requirements of Section 15(d) of such Act, or of any company registered as an investment company under the Investment Company Act of 1940? yes ____ no X (if "yes" list all such companies below):

11. During the past five years, has a petition under the federal bankruptcy laws or under any state insolvency law been filed by or against you, or any partnership in which you were a general partner within two years before such filing, or any corporation or business association of which you were an executive officer within two years before such filing? yes ______ no X. If yes, please provide specific details and, under separate cover, please provide copies of any pleadings, orders or judgments associated therewith:

12. During the past five years, has a receiver, fiscal agent, or similar officer been appointed by a court for your business or property, or any partnership in which you were a general partner within two years before such appointment, or any corporation or business association of which you were an executive officer within two years before such appointment? yes ____ no X. If yes, please provide specific details and, under separate cover, please provide copies of any pleadings, orders or judgments associated therewith:

13. During the past five years, have you been convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding minor traffic violations)? yes ____ no X. If yes, please provide specific details and, under separate cover, please provide copies of any pleadings, orders or judgments associated therewith:

14. During the past five years, have you been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining you from, or otherwise limiting your involvement in, the following activities:

     (1) Acting as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, engaging in or continuing conduct or practice in connection with such activity? yes ______ no X. If yes, please provide specific details and, under separate cover, please provide copies of any pleadings, orders or judgments associated therewith:



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     (2)  Engaging in any type of business  practice?  yes ______ no ______.  If yes, please provide specific details and, under separate cover, please provide copies of any pleadings, orders or judgments associated therewith:
                                 Not Applicable

         (3) Engaging in any activity in connection with the purchase or sale of any security or in connection with any violation of federal or state securities laws? yes ______ no ______. If yes, please provide specific details and, under separate cover, please provide copies of any pleadings, orders or judgments associated therewith:
                                 Not Applicable

15. During the past five years, have you been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, on any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to act as an underwriter, investment adviser, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity? yes ______ no X. If yes, please provide specific details and, under separate cover, please provide copies of any pleadings, orders or judgments associated therewith:

16. Have you ever been disbarred by any agency of the United States from contracting with the United States? yes ______ no X. If yes, please provide specific details and, under separate cover, please provide copies of any pleadings, orders or judgments associated therewith:

17. Has it ever been the finding of any court of competent jurisdiction, the Commodity Futures Trading Commission or the Securities and Exchange Commission, or have you, by agreement or settlement with the foregoing, admitted or consented to without admitting or denying, to charges that you:

         (1) Have violated any provision(s) of the Commodity Exchange Act, the Securities Act of 1933, the Securities Exchange Act of 1934, the Public Utility Holding Company Act of 1935, the Trust Indenture Act of 1939, the Investment Company Act of 1940, the Investment Advisors Act of 1940, the Securities Investors Act of 1970, the Foreign Corrupt Practices Act of 1977, or any similar statute of a state or foreign jurisdiction, or any rule or regulation under such statutes? yes ______ no X. If yes, please provide specific details and, under separate cover, please provide copies of any pleadings, orders or judgments associated therewith:





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         (2) Have aided, abetted, counseled, commanded, induced, or procured the violation by any other person of such statutes or rules or regulations? yes ______ no X. If yes, please provide specific details and, under separate cover,
please  provide  copies  of  any  pleadings,   orders  or  judgments  associated
therewith:

         You should be aware that the Juridical Entity is currently preparing materials to be filed with the Securities and Exchange Commission in accordance with rules and regulations of the Securities and Exchange Commission. The information provided by you on this questionnaire may be used, in whole or in part, as needed to comply with these rules and regulations. Please also include with this completed questionnaire a current resume detailing your educational background (including schools or universities attended, dates of graduation and degrees received); and listing your work experience during the last five years (including name of firm, dates of employment, principal positions held and specific duties involved in those positions, and the nature of business and location of such firms).

The answers and information which I have given above, including all supplemental information attached hereto on separate sheets, each of which I have signed, are true and accurate to the best of my knowledge. I have read and understand the foregoing and I consent to the use of all or part of the information provided in this questionnaire in the Registration Statement. I further certify that the attached resume is a complete and accurate account of my education, and work experience for the last five years, and that there are no material facts required to be included therein in order to make the information therein not misleading, which are not so included therein.



Dated: 5/28/99                              /s/ J. Bruce Gleason /s/
                                                     ----------------------
                                                     Signature




Please return this completed form to us at the address listed on the letterhead of this questionnaire!

                                                 Very truly yours,

                                           /s/ G. Richard Chamberlin /s/
                                                   -------------
                                            G. Richard Chamberlin, Esq
                                          For Chamberlin Law Office, Inc.

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